SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	Results of Operations and Financial Condition

On July 30, 2020, FTI Consulting, Inc. (“FTI Consulting”) announced financial results for the three-months and six-months ended June 30, 2020. A copy of the press release (including accompanying financial tables) (the “Press Release”) is attached as Exhibit 99.1 to this Current Report on Form 8-K and hereby is incorporated by reference herein.

ITEM 7.01.	Regulation FD Disclosure

In the Press Release, FTI Consulting uses information derived from consolidated and segment financial information that may not be presented in its financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these measures are considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission. Specifically, FTI Consulting has referred to the following non-GAAP financial measures:

•	Total Segment Operating Income

•	Adjusted EBITDA

•	Total Adjusted Segment EBITDA

•	Adjusted EBITDA Margin

•	Adjusted Net Income

•	Adjusted Earnings per Diluted Share

•	Free Cash Flow

FTI Consulting has included the definitions of “Segment Operating Income (Loss)” and “Adjusted Segment EBITDA,” which are financial measures presented in accordance with GAAP, in order to more fully define the components of certain non-GAAP financial measures. FTI Consulting evaluates the performance of its operating segments based on Adjusted Segment EBITDA, and Segment Operating Income (Loss) is a component of the definition of Adjusted Segment EBITDA. FTI Consulting defines “Segment Operating Income (Loss)” as a segment’s share of consolidated operating income. FTI Consulting defines “Total Segment Operating Income,” which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. FTI Consulting uses Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. FTI Consulting defines “Adjusted Segment EBITDA” as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. FTI Consulting uses Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of its segments because FTI Consulting believes it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash.

FTI Consulting defines “Total Adjusted Segment EBITDA,” which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. FTI Consulting defines “Adjusted EBITDA,” which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business, and losses on early extinguishment of debt. FTI Consulting defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. FTI Consulting believes that the non-GAAP financial measures, which exclude the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of FTI Consulting’s operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of FTI Consulting’s competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in FTI Consulting’s industry.

Therefore, FTI Consulting also believes that these measures, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of its operating results with the operating results of other companies.

FTI Consulting defines “Adjusted Net Income” and “Adjusted Earnings per Diluted Share” (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and gain or loss on sale of a business. FTI Consulting uses Adjusted Net Income for the purpose of calculating Adjusted EPS. Management of FTI Consulting uses Adjusted EPS to assess total company operating performance on a consistent basis. FTI Consulting believes that these non-GAAP financial measures, when considered together with its corresponding GAAP financial results and GAAP financial measures, provides management and investors with an additional understanding of its business operating results, including underlying trends.

FTI Consulting defines “Free Cash Flow” as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of FTI Consulting’s ability to generate cash for ongoing business operations and other capital deployment.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Consolidated Statements of Comprehensive Income. Reconciliations of Non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the accompanying tables to the Press Release.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events

On July 28, 2020, the Board of Directors (the “Board”) of FTI Consulting authorized an additional $200.0 million to repurchase shares of FTI Consulting’s outstanding common stock pursuant to its stock repurchase program initially authorized by the Board in the amount of $100.0 million on June 2, 2016, which was increased by an additional (i) $100.0 million on December 1, 2017, (ii) $100.0 million on May 18, 2017, (iii) $100.0 million on February 21, 2019, and (v) $100.0 million on February 20, 2020, for an aggregate authorization as of July 28, 2020 of $700.0 million. As of July 28, 2020, FTI Consulting has repurchased 8.2 million shares of its outstanding common stock pursuant to the stock repurchase program at an average price per share of $54.90 for an aggregate cost of approximately $450.4 million. After giving effect to share repurchases through that date and the increased authorization, FTI Consulting has approximately $249.5 million remaining available for common share repurchases under the program. No time limit was established for the completion of the program, and the program may be suspended, discontinued or replaced by the Board at any time without prior notice.

Under the stock repurchase program, FTI Consulting may repurchase shares in open-market purchases or any other method in accordance with applicable securities laws and regulations. The specific timing and amount of repurchases will be determined by FTI Consulting’s management, in its discretion, and will vary based on market conditions, securities law limitations and other factors. The repurchases may be funded using available cash on hand or a combination of cash and available borrowings under FTI Consulting’s senior secured revolving bank credit facility.

The Press Release furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference announces the Board authorization to increase the stock repurchase program.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements, without limitation, regarding plans for share repurchases. When used in this press release, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon FTI Consulting’s expectations at the time it makes them and various assumptions. FTI Consulting’s expectations, beliefs and projections are expressed in good faith, and it believes there is a reasonable basis for them. However, there can be no assurance that management’s plans will be achieved. Factors that could cause changes to FTI Consulting’s plans include risks described under the heading “Item 1A Risk Factors” in FTI Consulting’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2020 and Form 10-K for the year ended December 31, 2019 filed with the SEC on February 25, 2020, and in FTI Consulting’s other filings with the SEC. FTI Consulting is under no duty to update any of the forward-looking statements to conform such statements to actual results or events and does not intend to do so.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated July 30, 2020 of FTI Consulting, Inc.

104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated July 30, 2020, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: July 31, 2020	By:	/s/ CURTIS LU
Curtis Lu
General Counsel

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